EXHIBIT 10.20


                             STOCK OPTION AGREEMENT
                       [Employee Non-Qualified Under Plan]


        AGREEMENT, made as of April 3, 2001 and between Kirlin Holding Corp., a Delaware corporation (the "Company"), and Martin F. Schacker (the "Employee").

        WHEREAS, on April 3, 2001 ("Grant Date"), pursuant to the terms and conditions of the Company's 1994 Stock Plan (the "Plan"), the Board of Directors of the Company or the Committee (as such term is defined in the Plan) authorized the grant to the Employee of an option to purchase an aggregate of 569,921 shares of the authorized but unissued common stock of the Company, $.0001 par value ("Common Stock"), conditioned upon the Employee's acceptance thereof upon the terms and conditions set forth in this Agreement and subject to the terms of the Plan (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Plan); and

        WHEREAS, the Employee desires to acquire the option on the terms and conditions set forth in this Agreement.

        IT IS AGREED:

        1. Grant of Stock Option. The Company hereby grants to the Employee the right and option ("Option") to purchase all or any part of an aggregate of 569,921 shares of Common Stock ("Option Shares") on the terms and conditions set forth herein and subject to the provisions of the Plan.

        2. Non-Incentive Stock Option. The Option represented hereby is not intended to be an Option which qualifies as an "Incentive Stock Option" under
Section 422 of the Internal Revenue Code of 1986, as amended ("Code").

        3. Exercise Price. The exercise price ("Exercise Price") of the Option shall be $1.50 per share, subject to adjustment as provided in the Plan.

        4. Exercisability. This Option shall become exercisable, subject to the terms and conditions of the Plan and this Agreement, as follows: (i) the right to purchase 28.575% of the Option Shares (hereinafter called the "First

Installment") shall be exercisable on and after the Commencement Date (as such term is defined in Employee's Employment Agreement of even date herewith with the Company's subsidiary, Kirlin Securities, Inc. ("Employment Agreement"));
(ii) the right to purchase 28.575% of the Option Shares shall be exercisable on and after the first anniversary of the Commencement Date and (iii) the right to purchase the remaining 42.85% of the Option Shares shall be exercisable on and after the second anniversary of the Commencement Date. After a portion of the Option becomes exercisable, it shall remain exercisable except as otherwise provided herein, until the close of business on April 2, 2011 (the "Exercise Period").

        5. Effect of Termination of Employment.

           5.1 Termination Due to Death. Except for the First Installment portion of the Option, if Employee's employment by the Company terminates by reason of death, the portion of the Option, if any, that was exercisable as of the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Employee under the will of the Employee, for a period of two years from the date of such death or until the expiration of the Exercise Period, whichever period is shorter. The portion of the Option, if any, that was not exercisable as of the date of death shall immediately expire.

           5.2 Termination Due to Disability. Except for the First Installment portion of the Option, if Employee's employment by the Company terminates by reason of disability (as such term is defined in the Employment Agreement), the portion of the Option, if any, that was exercisable as of the date of disability may thereafter be exercised by the Employee or legal representative for a period of one year from the date of such termination or until the expiration of the Exercise Period, whichever period is shorter. The portion of the Option, if any, that was not exercisable as of the date of termination shall immediately expire.

           5.3 Termination For Cause.

               5.3.1 Except for the First Installment portion of the Option, if Employee's employment is terminated for cause (as such term is defined in the Employment Agreement), the Option, whether or not then exercisable, shall expire on the date of termination of employment.

               5.3.2 Except for the First Installment portion of the Option, in the event the Employee's employment is terminated for "cause" as defined in the Employment Agreement, the Company may require the Employee to return to the

Company the economic benefit of any Option Shares purchased hereunder by the Employee within the six month period prior to the date of termination. In such event, the Employee hereby agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value (on the date of termination) of the Option Shares so purchased by Employee (or the sales price of such Option Shares if the Option Shares were sold during such six month period) and the Exercise Price.

               5.3.3 Other Termination. Except for the First Installment portion of the Option, if Employee's employment is terminated for any reason other than
(i) death, (ii) disability or (iii) for cause, including, but not limited to a termination by Employee or a termination by the Company other than for cause, then that portion of the Option that is exercisable on the date of termination shall continue to be exercisable as follows: (a) 1/3 may be exercised until two months after termination, (b) 1/3 may be exercised until four months after termination and (c) 1/3 may be exercised until six months after termination. That portion of the Option that is not exercisable on the date of termination shall expire on the date of termination.

           5.4 Other Circumstance. If the Purchase Agreement of even date herewith among M.S. Farrell Co., Inc., Kirlin Securities, Inc., the Company, et al. (the "April 2001 Agreement") is terminated for any reason whatsoever pursuant to the provisions of Section 10 thereof, the Option shall immediately terminate.

           5.5 Competing With the Company. Except for the First Installment portion of the Option, in the event that Employees breaches his obligations under Section 5 of the Employment Agreement, the Company, in its sole discretion, may require such Employee to return to the Company the economic value of any Option Shares purchased hereunder by the Employee within the six-month period prior to the date of termination. In such event, Employee agrees to remit the economic value to the Company in accordance with Section 5.3.2.

        6. Withholding Tax. Not later than the date as of which an amount first must be included in the gross income of the Employee for Federal income tax purposes with respect to the Option, the Employee shall pay to the Company (or other entity identified by the Company), or make arrangements satisfactory to the Company (or other entity identified by the Company) regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount ("Withholding Tax"). With the prior approval of the Company, in its sole discretion, withholding obligations may be settled with Common Stock, including Common Stock underlying the subject option, provided that any applicable requirements under Section 16 of the Exchange Act are satisfied so as to avoid liability thereunder. The obligations of the Company under the Plan and pursuant to this Agreement shall be conditioned upon such payment or arrangements with the Company and the Company shall, to the extent permitted by law, have the right to deduct any Withholding Taxes from any payment of any kind otherwise due to the Employee from the Company.

        7. Method of Exercise.

           7.1 Notice to the Company. The Option may be exercised in whole or in part by written notice in the form attached hereto as Exhibit A directed to the Company at its principal place of business accompanied by full payment as hereinafter provided of the exercise price for the number of Option Shares specified in the notice and of the Withholding Taxes, if any.

           7.2 Delivery of Option Shares. The Company shall deliver a certificate for the Option Shares to the Employee as soon as practicable after payment therefor.

           7.3 Payment of Purchase Price.

               7.3.1 Cash Payment. The Employee shall make cash payments by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company. The Company shall not be required to deliver certificates for Option Shares until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof.

              7.3.2 Payment through Bank or Broker. The Company, in its sole discretion, may permit the Employee to make arrangements satisfactory to the Company with a bank or a broker who is member of the National Association of Securities Dealers, Inc. to either (a) sell on the exercise date a sufficient number of the Option Shares being purchased so that the net proceeds of the sale transaction will at least equal the Exercise Price multiplied by the number of Option Shares being purchased pursuant to such exercise, plus the amount of the Withholding Tax and pursuant to which the bank or broker undertakes irrevocably to deliver the full Exercise Price multiplied by the number of Option Shares being purchased pursuant to such exercise, plus the amount of the Withholding Tax to the Company on a date satisfactory to the Company, but no later than the date on which the sale transaction would settle in the ordinary course of business or (b) obtain a "margin commitment" from the bank or broker pursuant to which the bank or broker undertakes irrevocably to deliver the full Exercise Price multiplied by the number of Option Shares being purchased pursuant to such exercise, plus the amount of the Withholding Tax to the Company, immediately upon receipt of the Option Shares.

              7.3.3 Stock Payment. The Company, in its sole discretion, may allow Employee to use Common Stock of the Company owned by him to make any required payments by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Shares of Common Stock used for this purpose shall be valued at the Fair Market Value.

              7.3.4 Cashless Payment. At the election of the Employee, the Exercise Price for any or all of the Option Shares to be acquired may be paid by the surrender of any exercisable but unexercised portion of the Option having a "value" equal to the Exercise Price multiplied by the number of Option Shares to be exercised. The "value" of a surrendered portion of the Option means, as of the exercise date, an amount equal to the excess of the total Fair Market Value of the shares of Common Stock underlying the surrendered portion of the Option over the total Exercise Price of such shares of Common Stock underlying the surrendered portion of the Option.

              7.3.5 Payment of Withholding Tax. Any required Withholding Tax may be paid in cash or with Common Stock in accordance with Sections 7.3.1 and 7.3.2, respectively, and Section 6.

              7.3.6 Exchange Act Compliance. Notwithstanding the foregoing, the Company shall have the right to reject payment in the form of Common Stock if in the opinion of counsel for the Company, (i) it could result in an event of "recapture" under Section 16(b) of the Securities Exchange Act of 1934; (ii) such shares of Common Stock may not be sold or transferred to the Company; or
(iii) such transfer could create legal difficulties for the Company.

        8. Security Interest in Option Shares Collateralizing Obligations Owed to the Company. Notwithstanding anything in this Agreement to the contrary, except for the First Installment portion of the Option, the Employee hereby grants Kirlin Securities a security interest in the Option Shares as follows: in the event that the Employee owes Kirlin Securities any sum ("Amount Due") arising from the obligations of the Employee under the April 2001 Agreement or as a result of his employment by Kirlin Securities, Kirlin Securities shall have a security interest in the Option Shares. The Employee hereby agrees to execute, promptly upon request by Kirlin Securities, such instruments and to take such action as may be useful for Kirlin Securities to perfect and/or exercise such security interest, and hereby irrevocably grants Kirlin Securities the right to retain, in full or partial payment of the Amount Due, up to the following number of Option Shares upon any whole or partial exercise of the Option: a fraction, the numerator of which is the Amount Due, and the denominator of which is the Fair Market Value of the Company's common stock (as defined in the Plan) as of the date of such exercise; provided that the fraction set forth in the preceding clause shall be rounded up to the nearest whole number. The security interest set forth herein shall be cumulative to all, and not in lieu of any, other remedies to available to the Company with respect to any Amount Due. This security interest shall be reduced and expire as follows: the security interest shall be reduced to 50% of the Option Shares initially subject to the Security Interest two years after the Closing Date (as defined in the April 2001 Agreement) unless on the second anniversary there is still pending a claim by Kirlin Securities against the Employee under the April 2001 Agreement, in which case the security interest shall remain in full until the final resolution of such claim. Once the security interest has been reduced to 50% pursuant to the preceding sentence, it shall then expire three years after the Closing Date unless on the third anniversary of the termination of employment there is still pending some other claim by Kirlin Securities against the Employee for an Amount Due arising from his employment by Kirlin Securities, in which case the security interest shall remain until the final resolution of such claim.

        9. Nonassignability. The Option shall not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner, except by will or by the laws of descent and distribution in the event of the death of the Employee. No transfer of the Option by the Employee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option.

        10. Company Representations. The Company hereby represents and warrants to the Employee that:

            (a) the Company, by appropriate and all required action, is duly authorized to enter into this Agreement and consummate all of the transactions contemplated hereunder; and

            (b) the Option Shares, when issued and delivered by the Company to the Employee in accordance with the terms and conditions hereof, will be duly and validly issued and fully paid and non-assessable.

        11. Employee Representations. The Employee hereby represents and warrants to the Company that:

            (a) he or she is acquiring the Option and shall acquire the Option
                Shares for his own account and not with a view towards the distribution thereof;

            (b) he or she has received a copy of the Plan as in effect as of the date of this Agreement;

            (c) he or she has received a copy of all reports and documents required to be filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, within the last 24 months and all reports issued by the Company to its stockholders;

            (d) he or she understands that he or she is subject to the Company's
                Insider Trading Policy and has received a copy of such policy as of the date of this Agreement;

            (e) he or she understands that he or she must bear the economic risk of the investment in the Option Shares, which cannot be sold by him unless they are registered under the Securities Act of 1933 (the "1933 Act") or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Option Shares for sale under the 1933 Act;

            (f) in his or her position with the Company, he or she has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (iii) above;

            (g) he or she is aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the 1933 Act or an exemption therefrom as provided herein; and

            (h) if, at the time of issuance of the Option Shares, the issuance of such shares have not been registered under the 1933 Act, the certificates evidencing the Option Shares shall bear the following legend:

                      "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

        12. Restriction on Transfer of Option Shares.

            12.1 Anything in this Agreement to the contrary notwithstanding, Employee hereby agrees that he shall not sell, transfer by any means or otherwise dispose of the Option Shares acquired by him without registration under the 1933 Act, or in the event that they are not so registered, unless (i) an exemption from the 1933 Act registration requirements is available thereunder, and (ii) the Employee has furnished the Company with notice of such proposed transfer and the Company's legal counsel, in its reasonable opinion, shall deem such proposed transfer to be so exempt.

           12.2 Anything in this Agreement to the contrary notwithstanding, Employee hereby agrees that he shall not sell, transfer by any means or otherwise dispose of the Option Shares acquired by him except in accordance with Company's Insider Trading Policy regarding the sale and disposition of securities owned by employees and/or directors of the Company.

           12.3 Anything in this Agreement to the contrary notwithstanding, Employee hereby agrees that he shall not sell, transfer by any means or otherwise dispose of the Option Shares acquired by him until the first anniversary of the vesting date with respect to such Option Shares without the prior written consent of the Company. Employee further agrees that the Company shall place stop transfer orders with its transfer agent against the Option Shares and shall place an appropriate restrictive legend on the Option Shares until such restriction has expired.

        13. Adjustments. The number of shares subject to the Option, the Exercise Price, the Exercise Period and the vesting of the Option shall all be subject to adjustment under Section 3.2 of the Plan.

        14. Miscellaneous.

            14.1 Notices. All notices, requests, deliveries, payments, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be either delivered personally or sent by registered or certified mail, or by private courier to the parties at their respective addresses set forth herein, or to such other address as either shall have specified by notice in writing to the other. Notice shall be deemed duly given hereunder when delivered or mailed as provided herein.

            14.2 Plan Paramount; Conflicts with Plan. This Agreement and the Option shall in all respects, be subject to the terms and conditions of the Plan, whether or not stated herein. In the event of a conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall in all respects be controlling.

            14.3 Employee and Stockholder Rights. The Employee shall not have any of the rights of a stockholder with respect to the Option Shares until such shares have been issued after the due exercise of the Option. Nothing contained in this Agreement shall be deemed to confer upon Employee any right to continued employment with the Company or any subsidiary thereof, nor shall it interfere in any way with the right of the Company to terminate Employee in accordance with the provisions regarding such termination set forth in Employee's written employment agreement with the Company, or if there exists no such agreement, to terminate Employee at will.

            14.4 Waiver. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

            14.5 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supercedes any and all prior agreements with respect to the Option. This Agreement may not be amended except by writing executed by the Employee and the Company.

            14.6 Binding Effect; Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent not prohibited herein, their respective heirs, successors, assigns and representatives. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto and as provided above, their respective heirs, successors, assigns and representatives any rights, remedies, obligations or liabilities.

            14.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without regard to choice of law provisions).

            14.8 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

        IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written:

Kirlin Holding Corp.                           Address: 6901 Jericho Turnpike
                                                        Syosset, New York 11791


By: /s/ Anthony J. Kirincic
   ---------------------------------
     Anthony J. Kirincic, President


EMPLOYEE:                                      Address:
                                                       ---------------------

                                                       ---------------------

/s/ Martin F. Schacker                                 ---------------------
----------------------------------
Martin F. Schacker

                                                                      EXHIBIT A

                      FORM OF NOTICE OF EXERCISE OF OPTION


----------------------------
           DATE

Kirlin Holding Corp.
Attention:  Stock Option Committee of
                  the Board of Directors

                     Re:      Purchase of Option Shares

Gentlemen:

        In accordance with my Stock Option Agreement dated as of April 3, 2001 with Kirlin Holding Corp. (the "Company"), I hereby irrevocably elect to exercise the right to purchase _________ shares of the Company's common stock, par value $.0001 per share ("Common Stock"), which are being purchased for investment and not resale.

        As payment for my shares, enclosed is (check and complete applicable box[es]):

        |_| a [personal check] [certified check] [bank check] payable to the order of the Company in the sum of $_________;

        |_|     confirmation of wire transfer in the amount of $_____________;

        |_| with the consent of the Company, a certificate for __________ shares of the Company's Common Stock, free and clear of any encumbrances, duly endorsed, having a Fair Market Value (as such term is defined in the Agreement of $_________;

        |_| with the consent of the Company, through broker payment as provided in Section 7.3.2 (see broker letter attached); and/or

        |_| I hereby surrender the portion of the unexercised, but exercisable, portion of the Option have a value equal to the Exercise Price multiplied by the number of shares of common stock being purchase hereunder, to wit: the Option to purchase ____ Option Shares.

                (i) I am acquiring the Option and shall acquire the Option Shares for my own account, for investment, and not with a view towards the distribution thereof;

                (ii) I have received a copy of the Plan and all reports and documents required to be filed by the Company with the Commission pursuant to the Exchange Act within the last 24 months and all reports issued by the Company to its stockholders;

                (iii) I understand that I must bear the economic risk of the investment in the Option Shares, which cannot be sold by me unless they are registered under the Securities Act of 1933 (the "1933 Act") or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Option Shares for sale under the 1933 Act;

                (iv) I understand I am subject to the Company's Insider Trading Policy and have received a copy of such policy as of the date of this Agreement;

                (v) I agree that I will not sell, transfer by any means or otherwise dispose of the Option Shares acquired by me hereby except in accordance with Company's policy, if any, regarding the sale and disposition of securities owned by employees and/or directors of the Company;

                (vi) I agree that I will not sell, transfer by any means or otherwise dispose of the Option Shares acquired by me hereby until the first anniversary of the vesting date for such Option Shares without the prior written consent of the Company. I agree that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares and the Certificates evidencing the Option Shares shall bear an appropriate restrictive legend until such restriction expires;

                (vii) in my position with the Company, I have had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (ii) above;

                (viii) I am aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the 1933 Act or an exemption therefrom as provided herein; and

                (ix) My rights with respect to the Option Shares, in all respects, be subject to the terms and conditions of this Company's 1994 Stock Plan and this Agreement; and

                (x) if, at the time of issuance of the Option Shares, the issuance of such shares have not been registered under the 1933 Act, the certificates evidencing the Option Shares shall bear the following legend:

                "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

Kindly forward to me my certificate at your earliest convenience.


Very truly yours,


----------------------------------          ----------------------------------
(Signature)                                                   (Address)

                                            ---------------------------------

---------------------------------
(Print Name)